Exhibit 10.5

[Form of Registration Rights Agreement]

REGISTRATION RIGHTS AGREEMENT

by and between

MISTRAL ACQUISITION COMPANY

MISTRAL SPAC HOLDINGS, LLC,

RAMIUS SPAC HOLDINGS, LLC

and

THE OTHER PERSONS NAMED HEREIN

Dated as of                      __, 2008

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TABLE OF CONTENTS

(continued)

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REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of             , 2008, by and between Mistral Acquisition Company (the “Company”), Mistral SPAC Holdings, LLC and Ramius SPAC Holdings, LLC (together, the “Sponsor”) and the persons listed in Schedule I hereto (the “Initial Holders”) and any Permitted Transferee (as defined below) who hereafter becomes a party to this Agreement as contemplated by Section 6.2 of this Agreement (each such party who holds Registrable Securities (as defined below), a “Holder” and, collectively, the “Holders”).

WHEREAS, the Sponsor and the Initial Holders currently hold all of the issued and outstanding securities of the Company, consisting of 8,625,000 units (the “Sponsor Units”) each consisting of one share of common stock, par value $0.001 per share, of the Company (“Common Stock”) and one warrant (“Warrant”) entitling the holder thereof to purchase one share of Common Stock, or their equivalent in shares of Common Stock and Warrants;

WHEREAS, the Sponsor and Stephen J. Heyer have agreed to purchase from the Company an aggregate of 9,000,000 additional warrants (the “Sponsor Warrants”) at a price of $1.00 per Sponsor Warrant in a private placement that will occur immediately prior to the closing of the Company’s initial public offering; and

WHEREAS, the Sponsor, the Initial Holders and the Company desire to enter into this Agreement to provide the Sponsor and the Initial Holders with certain rights relating to the registration of (i) the Sponsor Units, the Common Stock and Warrants comprising (or that formerly were part of) the Sponsor Units and the Common Stock issuable upon exercise of such Warrants and (ii) the Sponsor Warrants and the Common Stock issuable upon exercise of the Sponsor Warrants;

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

The following capitalized terms used herein have the following meanings:

“Affiliate” has the meaning set forth in Rule 144 promulgated under the Securities Act (in effect on the date hereof).

“Agreement” means this Agreement, as amended, restated, supplemented or otherwise modified from time to time.

“Automatic Shelf Registration Statement” means an “automatic shelf registration statement” as defined in Rule 405 promulgated under the Securities Act (in effect on the date hereof).

“Business Combination” means the Company’s initial business combination, through a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, with one or more domestic or international operating businesses or assets meeting the conditions described in the Company’s Amended and Restated Certificate of Incorporation.

“Commission” means the U.S. Securities and Exchange Commission or any successor entity.

“Demand Registration” is defined in Section 2.1(a).

“Demanding Holder” is defined in Section 2.1(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Free Writing Prospectus” means any “free writing prospectus” as defined in Rule 405 promulgated under the Securities Act (in effect on the date hereof).

“Indemnified Party” is defined in Section 4.3.

“Indemnifying Party” is defined in Section 4.3.

“Individual Holders” means (i) the Initial Holders, (ii) any other current or future officers or directors of the Company or employees of Mistral Capital Management, LLC (Mistral Capital Management, LLC is the owner and member of Mistral SPAC Holdings, LLC) who receive or acquire Registrable Securities from the Sponsor after the date hereof, and (iii) any Permitted Transferees (other than the Sponsor) of such persons described in (i) and (ii) (but only to the extent that after the date hereof any such Permitted Transferees acquire Registrable Securities from such persons).

“Maximum Threshold” is defined in Section 2.1(d).

“Permitted Transferees” means the Company’s officers, directors and employees and other persons or entities associated with Mistral Capital Management, LLC and Ramius Capital Group, LLC.

“Piggy-Back Registration” is defined in Section 2.2(a).

“Pro Rata” is defined in Section 2.1(d).

“Registrable Securities” means (i) the Sponsor Units, the Common Stock and Warrants comprising (or that were formerly part of) the Sponsor Units and the Common Stock issuable upon exercise of such Warrants and (ii) the Sponsor Warrants and the Common Stock issuable upon exercise of the Sponsor Warrants. Registrable Securities include any shares of capital stock, warrants or other securities of the Company issued as a dividend or other distribution with respect to or in exchange for or in replacement of Registrable Securities. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when: (a) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (b) such securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of them shall not require registration under the Securities Act; (c) such securities shall have ceased to be outstanding; or (d) the entire amount of the Registrable Securities held by any Holder may be sold in a single sale, in the opinion of counsel reasonably satisfactory to the Company, without any limitation as to volume or manner of sale pursuant to Rule 144 (or any successor rule or regulation) under the Securities Act.

“Registration Statement” means a registration statement filed by the Company with the Commission in compliance with the Securities Act for a public offering and sale of Registrable Securities (other than a registration statement on Form S-4 or S-8 (or any successor or substantially similar form), or in connection with (i) an employee stock option, stock purchase or compensation plan or securities issued or issuable pursuant to any such plan or (ii) a dividend reinvestment plan).

“Release Date” means (i) with respect to the Sponsor Warrants and the Common Stock issuable upon exercise of the Sponsor Warrants, the day following the consummation of a Business Combination and (ii) with respect to all other Registrable Securities, one year following the consummation of a Business Combination.

“S-3 Initiating Holders” means either (i) the Holders of a majority-in-interest, on an as-converted to Common Stock basis, of the Registrable Securities or (ii) the Holders of a majority-in-interest, on an as-converted to Common Stock basis, of the Registrable Securities held by the Individual Holders.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Underwriter” means a securities dealer who purchases any Registrable Securities as principal in an underwritten offering and not as part of such dealer’s market-making activities.

“Warrant Agreement” means the warrant agreement, dated             , 2008, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

ARTICLE II

REGISTRATION RIGHTS

2.1 Demand Registration.

(a) Request for Registration. At any time on or after the date that is three months prior to the applicable Release Date with respect to the Registrable Securities, the

Holders of a majority-in-interest, on an as-converted to Common Stock basis, of such Registrable Securities may make a written demand for registration under the Securities Act of all or part of their Registrable Securities (each such demand, a “Demand Registration”); provided that any Registration Statement filed with the Commission with respect to a Demand Registration shall not be declared effective before the applicable Release Date. Any demand for a Demand Registration shall specify the class and number of shares of Registrable Securities proposed to be sold and the intended method(s) of distribution thereof. The Company will promptly notify all Holders of the demand, and each who wishes to include all or a portion of such Holder’s Registrable Securities in the Demand Registration (each such Holder including shares of Registrable Securities in such registration, a “Demanding Holder”) shall so notify the Company in writing within 10 days after the receipt by the Holder of the notice from the Company. Upon receipt by the Company of any such notice, the Demanding Holders shall be entitled to have their Registrable Securities included in the Demand Registration, subject to Sections 2.1(d) and 2.1(f). The Company shall not be obligated to effect more than three Demand Registrations in respect of all Registrable Securities under this Section 2.1(a).

(b) Effective Registration. A registration will not count as a Demand Registration until the Registration Statement filed with the Commission with respect to such Demand Registration has been declared effective and the Company has complied with all of its material obligations under this Agreement with respect thereto; provided, however, that if, after such Registration Statement has been declared effective, the offering of Registrable Securities pursuant to a Demand Registration is interfered with by any stop order or injunction of the Commission or any other governmental agency or court, the Registration Statement with respect to such Demand Registration will be deemed not to have been declared effective, unless and until (i) such stop order or injunction is removed, rescinded or otherwise terminated and (ii) a majority-in-interest, on an as-converted to Common Stock basis, of the Demanding Holders thereafter elect to continue the offering; provided, further, that the Company shall not be obligated to file a second Registration Statement until a Registration Statement that has been filed is counted as a Demand Registration or is terminated.

(c) Underwritten Offering. If a majority-in-interest, on an as-converted to Common Stock basis, of the Demanding Holders so elects and such Holders so advise the Company as part of their written demand for a Demand Registration, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering with one or more investment banking firms of national reputation to act as the managing Underwriter or Underwriters of the offering. In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Demanding Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such underwriting by a majority-in-interest, on an as-converted to Common Stock basis, of the Demanding Holders, which Underwriter or Underwriters shall be reasonably acceptable to the Company.

(d) Reduction of Offering. If the managing Underwriter or Underwriters for a Demand Registration that is to be an underwritten offering advises the Company and the

Demanding Holders in writing that the dollar amount or number or amount of Registrable Securities that the Demanding Holders desire to sell, taken together with all other shares of Common Stock or other securities that the Company desires to sell and the shares of Common Stock, if any, as to which registration has been requested pursuant to written contractual piggy-back registration rights held by other stockholders of the Company who desire to sell, exceeds the maximum dollar amount or maximum number of securities that the Company believes can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method or the probability of success of such offering (such maximum dollar amount or maximum number of securities, as applicable, the “Maximum Threshold”), then the Company shall include in such registration: (i) first, the Registrable Securities as to which Demand Registration has been requested by the Demanding Holders (pro rata in accordance with the number of shares (including Sponsor Units and Warrants, on an as-converted to Common Stock basis) that each such person has requested be included in such registration, regardless of the number of shares held by each such person (such proportion is referred to herein as “Pro Rata”)) that can be sold without exceeding the Maximum Threshold; (ii) second, to the extent that the Maximum Threshold has not been reached under the foregoing clause (i), the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Threshold; and (iii) third, to the extent that the Maximum Threshold has not been reached under the foregoing clauses (i) and (ii) collectively, the shares of Common Stock or other securities for the account of other persons that the Company is obligated to register pursuant to written contractual arrangements with such persons and that can be sold without exceeding the Maximum Threshold.

(e) Withdrawal. If a majority-in-interest, on an as-converted to Common Stock basis, of the Demanding Holders disapproves of the terms of any underwriting or is not entitled to include all of its Registrable Securities in any offering, such majority-in-interest of the Demanding Holders may elect to withdraw from such offering by giving written notice to the Company and the Underwriter or Underwriters of its request to withdraw prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Demand Registration. If the majority-in-interest, on an as-converted to Common Stock basis, of the Demanding Holders withdraws from a proposed offering relating to a Demand Registration, then the Company shall withdraw the Registration Statement related to such offering with regards to all such Demanding Holders and such registration shall not count as a Demand Registration provided for in Section 2.1(a). Notwithstanding any such withdrawal, the Company shall pay all expenses incurred by the Holders in connection with such Demand Registration as provided in Section 3.3.

(f) Permitted Delays. The Company shall be entitled to postpone the filing of any Registration Statement under this Section 2.1 if (i) at any time prior to the filing of such Registration Statement the Board of Directors of the Company determines, in its good faith business judgment, that such registration and offering would materially and adversely affect any financing, acquisition, corporate reorganization or other material transaction involving the Company and (ii) the Company delivers the Demanding Holders written notice thereof within 10 business days of the date of receipt of such request for a Demand Registration; provided that all such periods of postponement may not exceed 45 days during any 365-day period.

(g) Cancellation of Registration. A majority-in-interest, on an as converted to Common Stock basis, of the Demanding Holders shall have the right to cancel a proposed registration of Registrable Securities pursuant to Section 2.1 when (i) in their discretion, market conditions are so unfavorable as to be seriously detrimental to an offering pursuant to such registration or (ii) the request for cancellation is based upon material adverse information relating to the Company that was unknown to the Demanding Holders at the time of their written request for a Demand Registration. Such cancellation of a registration shall not be counted as one of the three Demand Registrations provided for in Section 2.1(a) and, notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the expenses of the Demanding Holders incurred in connection with the registration prior to the time of such cancellation.

(h) Suspension of Registration. If the filing, initial effectiveness or continued use of a Registration Statement in respect of a Demand Registration at any time would require the Company to make an Adverse Disclosure or would require the inclusion in such Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control, the Company may, upon giving prompt written notice of such action to the Holders, delay the filing or initial effectiveness of, or suspend use of, such Registration Statement for the shortest possible period of time determined in good faith by the Company to be necessary for such purpose. In the event the Company exercises its rights under the preceding sentence, the Holders agree to suspend, immediately upon their receipt of notice referred to above, their use of the prospectus relating to the Demand Registration in connection with any sale or offer to sell Registrable Securities. The Company shall immediately notify the Holders of the expiration of any period during which it exercised rights under this Section 2.1(h). For the purpose of this Section 2.1(h), “Adverse Disclosure” means public disclosure of material non-public information, which, in the good faith judgment of the Chairman of the Board of Directors, the principal executive officer or the principal financial officer of the Company, after consultation with counsel to the Company, (i) would be required to be made in any Registration Statement or prospectus in order for the applicable Registration Statement or prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein in light of the circumstances under which they were made not misleading, (ii) would not be required to be made at such time if the Registration Statement were not being filed and (iii) the Company has a bona fide business purpose for not publicly making.

2.2 Piggy-Back Registration.

(a) Piggy-Back Rights. If at any time on or after the applicable Release Date, the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities, by the Company for its own account or for stockholders of the Company for their account other than pursuant to Section 2.1, then the Company shall (i) give written notice of such proposed filing to the Holders as soon as practicable but in no event less than 10 business days before the intended filing date, which notice shall disclose the amount and type of securities to be included in such Registration Statement, the intended method(s) of distribution and the name of the proposed managing Underwriter or Underwriters, if any and (ii) offer to the Holders in such notice the opportunity to register the sale of such number or amount of Registrable Securities as such Holders may request in writing within 10 days following receipt of such notice (a “Piggy-Back Registration”). The Company shall cause such Registrable Securities to be included in such registration and shall use its commercially reasonable efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration on the same terms and conditions as any similar securities of the Company and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All Holders proposing to distribute their securities through a Piggy-Back Registration that involves an Underwriter or Underwriters shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such Piggy-Back Registration.

(b) Reduction of Offering. If the managing Underwriter or Underwriters for a Piggy-Back Registration that is to be an underwritten offering advises the Company and the Holders in writing that the dollar amount or number or amount of securities which the Company desires to sell, taken together with the shares of Common Stock or other securities, if any, as to which registration has been demanded pursuant to written contractual arrangements with persons other than the Holders hereunder, the Registrable Securities as to which registration has been requested under this Section 2.2, and the securities, if any, as to which registration has been requested pursuant to the written contractual piggy-back registration rights of other stockholders of the Company, exceeds the Maximum Threshold, then the Company shall include in any such registration:

(i) If the registration is undertaken for the Company’s account: (A) first, the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Threshold; (B) second, to the extent that the Maximum Threshold has not been reached under the foregoing clause (A), the shares of Common Stock or other securities, if any, comprised of Registrable Securities as to which Piggy-Back Registration has been requested pursuant to Section 2.2(a), Pro Rata, that can be sold without exceeding the Maximum Threshold; and (C) third, to the extent that the Maximum Threshold has not been reached under the foregoing clauses (A) and (B) collectively, the shares of Common Stock or other securities for the account of other persons that the Company is obligated to register pursuant to written contractual piggy-back registration rights with such persons and that can be sold without exceeding the Maximum Threshold; and

(ii) If the registration is a “demand” registration undertaken at the demand of persons other than the Holders, (A) first, the shares of Common Stock or other securities for the account of the demanding persons that can be sold without exceeding the Maximum Threshold; (B) second, to the extent that the Maximum Threshold has not been reached under the foregoing clause (A), the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Threshold; (C) third, to the extent that the Maximum Threshold has not been reached under the foregoing clauses (A) and (B) collectively, the shares of Common Stock or other securities comprised of Registrable Securities, Pro Rata, as to which Piggy-Back Registration has been requested pursuant to Section 2.2(a), that can be sold without exceeding the Maximum Threshold; and (D) fourth, to the extent that the Maximum Threshold has not been reached under the foregoing clauses (A), (B) and (C)

collectively, the shares of Common Stock or other securities for the account of other persons that the Company is obligated to register pursuant to written contractual arrangements with such persons, that can be sold without exceeding the Maximum Threshold.

(c) Withdrawal. Any Holder may elect to withdraw such Holder’s request for inclusion of Registrable Securities in any Piggy-Back Registration by giving written notice to the Company of such request to withdraw prior to the effectiveness of the Registration Statement. The Company (whether on its own determination or as the result of a withdrawal by persons making a demand pursuant to written contractual obligations) may withdraw a Registration Statement filed pursuant to this Section 2.2 at any time prior to the effectiveness of the Registration Statement. Notwithstanding any such withdrawal, the Company shall pay all expenses incurred by the Holders in connection with such Piggy-Back Registration as provided in Section 3.3.

2.3 Form S-3 Registrations.

(a) Requests for a Form S-3 Registration. Upon the later of (i) the Company becoming eligible for use of Form S-3 or any successor form thereto under the Securities Act in connection with a secondary public offering of its securities and (ii) the time at which the Holders may request a Demand Registration under Section 2.1(a), in the event that the Company shall receive from the S-3 Initiating Holders a written request that the Company register under the Securities Act on Form S-3 or any successor form then in effect (an “S-3 Registration”) the sale of all or a portion of the Registrable Securities owned by such S-3 Initiating Holders (which S-3 Registration may be a shelf registration pursuant to Rule 415 promulgated under the Securities Act (or any successor rule or regulation)), the Company shall give written notice of such request to all of the other Holders as promptly as practicable but in no event later than 10 days before the anticipated filing date of such Form S-3, which notice shall describe the proposed registration, the intended method of distribution of such Registrable Securities and any other information that at the time would be appropriate to include in such notice, and offer such other Holders the opportunity to register the number of Registrable Securities as each such Holder may request in writing to the Company, given within 10 days of the date on which the Company sent the written notice of such registration. Each request for an S-3 Registration by the S-3 Initiating Holders shall state the amount of the Registrable Securities proposed to be sold and the intended method of disposition thereof. With respect to each S-3 Registration, the Company shall, subject to Section 2.3(c), (i) include in such offering the Registrable Securities of the S-3 Initiating Holders and the other Holders who have requested in writing to participate in such registration on the same terms and conditions as the Registrable Securities of the S-3 Initiating Holders included therein (collectively, the “S-3 Participating Holders”) and (ii) use its commercially reasonable efforts to cause such registration pursuant to this Section 2.3(a) to become and remain effective as soon as practicable but in no event earlier than 90 days after the effective date of any other Registration Statement of the Company that had been filed with the Commission but not yet declared effective at the time such registration was requested. Notwithstanding the foregoing, immediately upon determination of the price at which such Registrable Securities are to be sold in a S-3 Registration that is a firm commitment underwritten offering, if such price is below the price which any S-3 Participating Holder finds acceptable, such S-3 Participating Holder shall then have the right, by written notice to the Company, to withdraw its Registrable Securities from being included in such offering; provided, that such a withdrawal by any one of the S-3 Initiating Holders shall constitute and effect an automatic withdrawal by all other S-3 Participating Holders. If the S-3 Initiating Holders request, the Company shall cause such S-3 Registration to be made pursuant to an Automatic Shelf Registration Statement (provided such Automatic Shelf Registration Statement is available for use by the Company) and may omit the names of the S-3 Participating Holders and the amount of the Registrable Securities to be offered thereunder. The Company shall not be obligated to effect more than one S-3 Registration requested by the S-3 Initiating Holders described in clause (ii) of the definition thereof.

(b) Form S-3 Underwriting Procedures. If a majority-in-interest, on an as-converted to Common Stock basis, of the S-3 Initiating Holders so elect, the Company shall use its commercially reasonable efforts to cause such S-3 Registration pursuant to this Section 2.3 to be in the form of a firm commitment underwritten offering with one or more investment banking firms of national reputation to act as the managing Underwriter or Underwriters. In connection with any S-3 Registration under Section 2.3(a) involving an underwritten offering, the Company shall not be required to include any Registrable Securities in such underwritten offering unless the Holders thereof accept the terms of the underwritten offering as agreed upon between the Company, the managing Underwriter or Underwriters and a majority-in-interest, on an as-converted to Common Stock basis, of the S-3 Initiating Holders, and then only in such quantity as set forth below.

(c) Reduction of Offering. If the managing Underwriter or Underwriters advise the Company that the registration of all or part of the Registrable Securities which the S-3 Initiating Holders and the other Holders have requested to be included would materially adversely affect the distribution or sales price of the Registrable Securities in such public offering, then the Company shall include in such underwritten offering, to the extent of the amount that the managing Underwriter or Underwriters believes may be sold without causing such material adverse effect, (i) first, such number of Registrable Securities of the Holders participating in the offering under Section 2.1(a), which Registrable Securities shall be allocated Pro Rata, (ii) second, any other securities of the Company requested by holders thereof to be included in such registration, pro rata among such other holders on the basis of the number of securities that each such holder requested to be included in such registration and (iii) third, securities offered by the Company for its own account.

(d) Expenses. Except as provided in Section 3.3, the Company shall bear all Registration Expenses in connection with any S-3 Registration pursuant to this Section 2.3, whether or not such S-3 Registration becomes effective.

2.4 Automatic Shelf Registration Statement. If a Form S-3 is an Automatic Shelf Registration Statement and such Automatic Shelf Registration Statement becomes effective without naming the selling security holders or disclosing the amount of securities offered, upon written request by the Holders participating in the offering, the Company shall, as promptly as practicable after receiving such request, (i) file with the Commission a prospectus supplement naming the selling security holders and the amount of Registrable Securities to be offered and include, to the extent not included or incorporated by reference in the Registration Statement, any other information omitted from the prospectus used in connection with such Registration Statement as permitted by Rule 430B promulgated under the Securities Act (including the plan of distribution) and (ii) pay any necessary filing fees to the Commission within the time period required.

2.5 Permitted Delays. The Company shall be entitled to postpone the filing of any Registration Statement under Section 2.3 if (i) at any time prior to the filing of such Registration Statement the Board of Directors of the Company determines, in its good faith business judgment, that such registration and offering would materially and adversely affect any financing, acquisition, corporate reorganization or other material transaction involving the Company, and (ii) the Company delivers the Holders requesting such registration written notice thereof within 10 business days of the date of receipt of such request; provided, that all such periods of postponement may not exceed 45 days during any 365-day period.

ARTICLE III

REGISTRATION; PROCEDURES.

3.1 Filings; Information. Whenever the Company is required to effect the registration of any Registrable Securities pursuant to Article II, the Company shall use its reasonable best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method(s) of distribution thereof as promptly as reasonably practicable, and in connection with any such request:

(a) Filing Registration Statement. Subject to Sections 2.1(f) and 2.5, the Company shall, as promptly as reasonably practicable, and in any event within 75 days after receipt of a request for a Demand Registration pursuant to Section 2.1 or a request for an S-3 Registration pursuant to Section 2.3, prepare and file with the Commission a Registration Statement on any applicable form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of all Registrable Securities to be registered thereunder in accordance with the intended method(s) of distribution thereof, and shall use its commercially reasonable efforts to cause such Registration Statement to become and remain effective for the period required by Section 3.1(b). Before filing with the Commission a Registration Statement or prospectus or any amendment or supplement thereto, including documents incorporated by reference, or before using any Free Writing Prospectus, the Company shall furnish to the Holders included in such Registration Statement and to one firm of legal counsel selected by a majority-in-interest, on an as-converted to Common Stock basis, of the Demanding Holders, copies of all such documents proposed to be filed sufficiently in advance of filing to provide such Holders and legal counsel with a reasonable opportunity to review such documents and comment thereon, and the Company shall not file any Registration Statement or prospectus or amendment or supplement thereto, including documents incorporated by reference, to which such Holders or their legal counsel shall reasonably object.

(b) Amendments and Supplements. The Company shall prepare and file with the Commission such amendments, including post-effective amendments, and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and in compliance with the provisions of the Securities Act until all Registrable Securities and other securities covered by such Registration Statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement (which period shall not exceed the sum of 180 days (or, in the case of an S-3 Registration Statement, three years from the effective date of the Registration Statement if such Registration Statement is filed pursuant to Rule 415 promulgated under the Securities Act (or any successor rule or regulation) plus any period during which any such disposition is interfered with by any stop order or injunction of the Commission or any governmental agency or court).

(c) Copies. The Company shall, upon request, furnish without charge to the Holders included in such Registration Statement, and the Holders’ legal counsel, copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such Registration Statement (including each preliminary prospectus), any prospectus filed under Rule 424 under the Securities Act and any Free Writing Prospectus as each such Holder or their legal counsel may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holders.

(d) State Securities Laws Compliance. The Company shall, as promptly as practicable, (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Holders included in such Registration Statement (in light of their intended plan of distribution) may request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the Holders included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph, subject itself to taxation in any such jurisdiction or consent to general service of process in any such jurisdiction.

(e) Notification. After the filing of a Registration Statement, the Company shall promptly, and in no event more than two business days after such filing, notify the Holders included in such Registration Statement of such filing, and shall further notify such Holders in writing within two business days of the occurrence of any of the following: (i) when a prospectus, any prospectus supplement, any Free Writing Prospectus, or a post-effective amendment to the Registration Statement has been filed with the Commission, and with respect to the Registration Statement or any post-effective amendment, when the same becomes effective; (ii) the issuance or threatened issuance by the Commission of any stop order (and the Company shall take all reasonable actions required to prevent the entry of such stop order or to remove it if entered); (iii) any request by the Commission for any amendment or supplement to such Registration Statement, any prospectus relating thereto or Free Writing Prospectus or for additional information; or (iv) the existence of any fact or happening of any event of which the Company has knowledge which makes any statement of a material fact in such Registration Statement, related prospectus or Free Writing Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue or which would require the making of any changes in such Registration Statement, prospectus or Free Writing Prospectus in order that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of such prospectus or Free Writing Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company shall, as promptly as practicable upon the occurrence of any event contemplated by the foregoing clause (iv), prepare a supplement or amendment to such Registration Statement, related prospectus or Free Writing Prospectus and furnish to each Holder participating in the offering to which such Registration Statement relates a reasonable number of copies of such supplement to, or amendment of, such Registration Statement, prospectus or Free Writing Prospectus as may be necessary so that, after delivery to the purchasers of such Registrable Securities, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of such prospectus or Free Writing Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(f) Agreements for Disposition. The Company shall enter into customary agreements (including, if applicable, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities. The representations, warranties and covenants of the Company in any underwriting agreement that are made to or for the benefit of any Underwriters, to the extent applicable, shall also be made to and for the benefit of the Holders included in such Registration Statement. No Holder included in such Registration Statement shall be required to make any representations or warranties in the underwriting agreement except, if applicable, with respect to such Holder’s organization, good standing, authority, title to Registrable Securities, lack of conflict of such sale with such Holder’s material agreements and organizational documents, and with respect to written information relating to such Holder that such Holder has furnished in writing expressly for inclusion in such Registration Statement. Holders shall agree to such covenants and indemnification and contribution obligations from selling stockholders as are customarily contained in underwriting agreements. Further, such Holders shall cooperate fully in the preparation of the Registration Statement and other documents relating to any offering in which they include securities pursuant to Article II hereof; provided, however, that such cooperation shall be limited to furnishing to the Company such information regarding itself, the Registrable Securities held by such Holder and the intended method of distribution of such securities as shall be reasonably required to effect the registration of the Registrable Securities.

(g) Cooperation. The principal executive officer of the Company, the principal financial officer of the Company, the principal accounting officer of the Company and all other officers and members of the management of the Company shall cooperate fully in any offering of Registrable Securities hereunder, which cooperation shall include, without limitation, the preparation of the Registration Statement with respect to such offering and all other offering materials and related documents, and participation in meetings with Underwriters, attorneys, accountants and potential investors.

(h) Records. The Company shall make available for inspection by the Holders included in such Registration Statement, any Underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other professional retained by the Holders included in such Registration Statement or any Underwriter (each an “Inspector” and, collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any of them in connection with such Registration Statement. Records that the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors (and the Inspectors shall confirm their agreement in writing in advance to the Company if the Company shall so request) unless (x) the disclosure of such Records is necessary, in the Company’s judgment, to avoid or correct a misstatement or omission in the Registration Statement, (y) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction after exhaustion of all appeals therefrom or (z) the information in such Records was known to the Inspectors on a non-confidential basis prior to its disclosure by the Company or has been made generally available to the public. Each Holder participating in an offering agrees that it shall, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, promptly give notice to the Company and allow the Company, at the Company’s expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential. In the event that the Company is unsuccessful in preventing the disclosure of such Records, such Holder agrees that it shall furnish only such portion of those Records which it is advised by counsel is legally required and shall, at the Company’s expense, exercise all reasonable efforts to obtain reliable assurance that confidential treatment will be accorded to those Records.

(i) Opinions and Comfort Letters. If a Registration Statement in respect of Registrable Securities includes an underwritten public offering, the Company shall furnish or cause to be furnished to the participating Holders and the managing Underwriter or Underwriters such documents and certificates from the Company’s independent public accountants and legal counsel, including an opinion of counsel and customary comfort letters, as may be reasonably required pursuant to the underwriting agreement related thereto. In the event no legal opinion is to be delivered pursuant to the Underwriting Agreement, the Company shall furnish to each Holder included in such Registration Statement, at any time that such Holder elects to use a prospectus, an opinion of counsel to the Company (based solely on the oral advice of the Commission) to the effect that the Registration Statement containing such prospectus has been declared effective and that no stop order is in effect.

(j) Earnings Statement. The Company shall comply with all applicable rules and regulations of the Commission and the Securities Act, and make available to its stockholders, as soon as practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

(k) Listing. The Company shall cause all Registrable Securities included in any registration to be listed on such exchanges or otherwise designated for trading in the same manner as similar securities issued by the Company are then listed or designated or, if no such similar securities are then listed or designated, in a manner reasonably satisfactory to the holders of the majority-in-interest, on an as-converted to Common Stock basis, of the Registrable Securities included in such Registration, provided, in each case, that the applicable listing requirements are satisfied.

(l) FINRA. The Company shall cooperate with each Holder participating in the offering and each Underwriter, if any, and their respective legal counsel in connection with any filings required to be made with the Financial Industry Regulatory Authority.

(m) Other Actions. The Company shall (i) take all other steps reasonably necessary to effect the registration of the Registrable Securities contemplated hereby and reasonably cooperate with the Holders of such Registrable Securities to facilitate the disposition of such Registrable Securities pursuant thereto; (ii) make all required filings of all prospectuses and Free Writing Prospectuses with the Commission within the deadlines specified by the Securities Act; and (iii) make all required filing fee payments in respect of any Registration Statement or prospectus used under this Agreement (and any offering covered thereby) within the deadlines specified by the Securities Act.

3.2 Obligation to Suspend Distribution. Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Sections 3.1(e)(ii), (iii) or (iv) such Holder shall forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Holder’s receipt of the copies of the supplemented or amended Prospectus or Free Writing Prospectus contemplated by Section 3.1(e)(i) (or if no supplemental or amended prospectus or Free Writing Prospectus is required, upon confirmation from the Company that use of the prospectus or Free Writing Prospectus is once again permitted) and, if so directed by the Company, such Holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the prospectus or Free Writing Prospectus covering such Registrable Securities which is current at the time of receipt of such notice. If the Company shall give any such notice, the Company shall extend the period during which such Registration Statement shall be maintained effective pursuant to this Agreement (including, without limitation, the period referred to in Section 3.1(b) by the number of days during the period from and including the date of the giving of such notice pursuant to Sections 3.1(e)(ii), (iii) or (iv) to and including the date when the Holders of such Registrable Securities participating in the offering under such Registration Statement shall have received the copies of the supplemented or amended prospectus or Free Writing Prospectus contemplated by and meeting the requirements of Section 3.1(e) (or if no supplemental or amended prospectus or Free Writing Prospectus is required, upon confirmation from the Company that use of the prospectus or Free Writing Prospectus is once again permitted).

3.3 Registration Expenses. The Company shall bear all costs and expenses incurred in connection with any registration of Registrable Securities under this Agreement, and all expenses incurred in performing or complying with its other obligations under this Agreement, whether or not the Registration Statement becomes effective, including, without limitation: (i) all registration and filing fees; (ii) fees and expenses of compliance with securities or “blue sky” laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities); (iii) printing expenses; (iv) the Company’s internal expenses (including, without limitation, all salaries and expenses of its officers and employees); (v) the fees and expenses incurred in connection with the listing of the Registrable Securities as required by Section 3.1(k); (vi) Financial Industry Regulatory Authority, Inc. fees; (vii) the fees and disbursements of counsel for the Company and counsel for the Underwriter or Underwriters and fees and expenses for independent certified public accountants retained by the Company (including the expenses or costs associated with the delivery of any opinions or comfort letters requested pursuant to Section 3.1(i)); (viii) the fees and expenses of any special experts retained by the Company in connection with such registration; and (ix) the fees and expenses of one legal counsel selected by the Holders of a majority-in-interest, on an as-converted to Common Stock basis, of the Registrable Securities included in such registration. The Company shall have no obligation to pay any underwriting discounts or selling commissions attributable to the Registrable Securities being sold by the Holders thereof, which underwriting discounts or selling commissions shall be borne by such Holders. Additionally, in an underwritten offering, all selling stockholders and the Company shall bear the expenses of the underwriter, if any, pro rata in proportion to the respective amount of shares each is selling in such offering.

3.4 Information. The Holders shall provide such information as may reasonably be requested by the Company or the managing Underwriter, if any, in connection with the preparation of any Registration Statement, including amendments and supplements thereto, in order to effect the registration of any Registrable Securities under the Securities Act pursuant to Article II and in connection with the Company’s obligation to comply with federal and applicable state securities laws.

ARTICLE IV

INDEMNIFICATION AND CONTRIBUTION

4.1 Indemnification by the Company. The Company agrees to indemnify and hold harmless the Sponsor and each other Holder participating in an offering pursuant to Sections 2.1, 2.2 or 2.3 hereunder, and each of their respective officers, employees, Affiliates, directors, partners, members, attorneys and agents, and each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Sponsor and each other Holder participating in such offering from and against any expenses, losses, judgments, claims, damages or liabilities, or any action or proceeding in respect thereof (including reasonable costs of investigation and reasonable attorneys’ fees and expenses), whether joint or several, arising out of or based upon any untrue statement (or allegedly untrue statement) of a material fact contained in any Registration Statement under which the sale of such Holder’s Registrable Securities was registered under the Securities Act (including each preliminary prospectus), any prospectus filed under Rule 424 under the Securities Act, any Free Writing Prospectus or any other information that is deemed under Rule 159 promulgated under the Securities Act to have been conveyed to purchasers of securities at the time of sale of such securities (including, without limitation, a contract of sale), or any amendment or supplement thereto, or arising out of or based upon any omission (or alleged omission) to state a material fact required to be stated therein or necessary to make the statements therein not misleading under the circumstances such statements were made; and the Company shall promptly reimburse any such indemnified party for any legal and any other expenses reasonably incurred by such indemnified party in connection with investigating and defending any such expense, loss, judgment, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such expense, loss, claim, damage or liability arises out of or is based upon any untrue statement or allegedly untrue statement or omission or alleged omission made in such Registration Statement (including each preliminary prospectus), any prospectus filed under Rule 424 under the Securities Act, any Free Writing Prospectus or any other information that is deemed under Rule 159 promulgated under the Securities Act to have been conveyed to purchasers of securities at the time of sale of such securities (including, without limitation, a contract of sale), or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by a Holder participating in the offering expressly for use therein. The Company also shall indemnify any Underwriter of the Registrable Securities, their officers, Affiliates, directors, partners, members and agents and each person who controls such Underwriter on substantially the same basis as that of the indemnification provided above in this Section 4.1.

4.2 Indemnification by Holders. Each Holder will, in the event that any registration is being effected under the Securities Act pursuant to this Agreement of any Registrable Securities held by such Holder, indemnify and hold harmless the Company, each of its directors and officers and each Underwriter (if any), and each other Holder participating in the offering and each other person, if any, who controls another participating Holder or such Underwriter within the meaning of the Securities Act, against any expenses, losses, judgments, claims, damages or liabilities, or any action or proceeding in respect thereof (including reasonable costs of investigation and reasonable attorneys’ fees and expenses), whether joint or several, insofar as such expenses, losses, judgments, claims, damages or liabilities, or any action or proceeding in respect thereof, arise out of or are based upon any untrue statement (or allegedly untrue statement) of a material fact contained in the Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary prospectus, any prospectus filed under Rule 424 under the Securities Act, any Free Writing Prospectus or any other information that is deemed under Rule 159 promulgated under the Securities Act to have been conveyed to purchasers of securities at the time of sale of such securities (including, without limitation, a contract of sale), or any amendment or supplement thereto, or arise out of or are based upon any omission (or alleged omission) to state a material fact required to be stated therein or necessary to make the statements therein not misleading under the circumstances such statements were made, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by such Holder participating in the offering expressly for use therein, and shall reimburse the Company, its directors and officers, and each other Holder participating in the offering or controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such expense, loss, judgment, claim, damage, liability or action. Each Holder’s indemnification obligations hereunder shall be several and not joint and shall be limited to the amount of any net proceeds actually received by such Holder in the offering.

4.3 Conduct of Indemnification Proceedings. Promptly after receipt by any person of any notice of any loss, claim, damage or liability or any action in respect of which indemnity may be sought pursuant to Section 4.1 or 4.2, such person (the “Indemnified Party”) shall, if a claim in respect thereof is to be made against any other person for indemnification hereunder, notify such other person (the “Indemnifying Party”) in writing of the loss, claim, judgment, damage, liability or action; provided, however , that the failure by the Indemnified Party to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which the Indemnifying Party may have to such Indemnified Party hereunder, except and solely to the extent the Indemnifying Party is actually prejudiced by such failure. If the Indemnified Party is seeking indemnification with respect to any claim or action brought against the Indemnified Party, then the Indemnifying Party shall be entitled to participate in such claim or action, and, to the extent that it wishes, jointly with all other Indemnifying Parties, to assume control of the defense thereof with counsel reasonably satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume control of the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that in any action in which both the Indemnified Party and the Indemnifying Party are named as defendants, the Indemnified Party shall have the right to employ separate counsel (but no more than one such separate counsel in addition to local counsel) to represent the Indemnified Party and its controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, with the reasonable fees and expenses of such counsel to be paid by such Indemnifying Party if, based upon the written opinion of counsel of such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, consent to entry of judgment or effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such judgment or settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding.

4.4 Contribution.

(a) Equitable Considerations. If the indemnification provided for in the foregoing Sections 4.1 and 4.2 is unavailable to any Indemnified Party in respect of any loss, claim, damage, liability or action referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the Indemnified Parties and the Indemnifying Parties in connection with the actions or omissions which resulted in such loss, claim, damage, liability or action, as well as any other relevant equitable considerations. The relative fault of any Indemnified Party and any Indemnifying Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such Indemnified Party or such Indemnifying Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(b) Other Payments. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding Section 4.4(a). The amount paid or payable by an Indemnified Party as a result of any loss, claim, damage, liability or action referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4.4, no Holder shall be required to contribute any amount in excess of the dollar amount of the net proceeds (after payment of any underwriting fees, discounts, commissions or taxes) actually received by such Holder from the sale of Registrable Securities which gave rise to such contribution obligation. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

ARTICLE V

UNDERWRITING AND DISTRIBUTION

5.1 Rule 144. The Company covenants that it shall use its reasonable best efforts to file any reports required to be filed by it under the Securities Act and the Exchange Act and shall use its reasonable efforts to take such further action as the Holders may reasonably request, all to the extent required from time to time to enable such Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

ARTICLE VI

MISCELLANEOUS

6.1 Other Registration Rights. Except as set forth in the Warrant Agreement, the Company represents and warrants that no person, other than the Sponsor and any Permitted Transferee who holds Registrable Securities has any right to require the Company to register any shares of the Company’s capital stock for sale or to include shares of the Company’s capital stock in any registration filed by the Company for the sale of shares of capital stock for its own account or for the account of any other person.

6.2 Assignment; No Third Party Beneficiaries. This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part. This Agreement and the rights, duties and obligations of the Holders hereunder may be freely assigned or delegated by such Holder in conjunction with and to the extent of any transfer of Registrable Securities by any such Holder to a Permitted Transferee. This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties hereto and their respective successors and the permitted assigns of the Sponsor or other Holder or of any assignee of the Sponsor or other Holder. This Agreement is not intended to confer any rights or benefits on any persons that are not party hereto other than as expressly set forth in Article IV and this Section 6.2.

6.3 Stock Splits, etc. The provisions of this Agreement shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof.

6.4 Notices. All notices, demands, requests, consents, approvals or other communications required or permitted to be given hereunder or which are given with respect to this Agreement shall be in writing and shall be personally served, delivered by reputable air courier service with charges prepaid, or transmitted by hand delivery, telegram, telex or facsimile, addressed as set forth below, or to such other address as such party shall have specified most recently by written notice. Notice shall be deemed given on the date of service or transmission if personally served or transmitted by telegram, telex or facsimile; provided, however, that if such service or transmission is not on a business day or is after normal business hours, then such notice shall be deemed given on the next business day. Notice otherwise sent as provided herein shall be deemed given on the next business day following timely delivery of such notice to a reputable air courier service with an order for next-day delivery.

To the Company:

Mistral Acquisition Company

650 Fifth Avenue, 31st Floor

New York, New York 10019

Attn: Chairman

with a copy to:

DLA Piper US LLP

1251 Avenue of the Americas

New York, New York 10020

Attn: William Haddad, Esq.

To the Sponsor:

Mistral SPAC Holdings, LLC

650 Fifth Avenue, 31st Floor

New York, New York 10019

Attn: :

Ramius SPAC Holdings, LLC

[address]

[city]

Attn:

To each of the other Holders:

at such addresses as shall have been provided by such Holders to the Company.

6.5 Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible that is valid and enforceable.

6.6 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

6.7 Entire Agreement. This Agreement (including all agreements entered into pursuant hereto and all certificates and instruments delivered pursuant hereto and thereto) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all prior and contemporaneous agreements, representations, understandings, negotiations and discussions between the parties, whether oral or written.

6.8 Modifications and Amendments. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless consented to in writing by the Company and the holders of a majority-in-interest, on an as-converted to Common Stock basis, of the Registrable Securities.

6.9 Titles and Headings. Titles and headings of sections of this Agreement are for convenience only and shall not affect the construction of any provision of this Agreement.

6.10 Waivers and Extensions. Any party to this Agreement may waive any right, breach or default which such party has the right to waive, provided, however, that such waiver will not be effective against the waiving party unless it is in writing, is signed by such party, and specifically refers to this Agreement. Waivers may be made in advance or after the right waived has arisen or the breach or default waived has occurred. Any waiver may be conditional. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof nor of any other agreement or provision herein contained. No waiver or extension of time for performance of any obligations or acts shall be deemed a waiver or extension of the time for performance of any other obligations or acts.

6.11 Remedies Cumulative. In the event that the Company fails to observe or perform any covenant or agreement to be observed or performed under this Agreement, the Sponsor or any other Holder may proceed to protect and enforce its rights by suit in equity or action at law, whether for specific performance of any term contained in this Agreement or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Agreement or to enforce any other legal or equitable right, or to take any one or more of such actions, without being required to post a bond. None of the rights, powers or remedies conferred under this Agreement shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to any other right, power or remedy, whether conferred by this Agreement or now or hereafter available at law, in equity, by statute or otherwise.

6.12 Governing Law; Submission to Jurisdiction. This Agreement shall be governed by the laws of the State of New York, without giving effect to any choice-of-law provisions thereof that would compel the application of the substantive laws of any other jurisdiction. The parties hereto agree that any action, proceeding or claim against it arising out of or relating in any way to this Agreement shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and the parties hereto irrevocably submit to such jurisdiction, which jurisdiction shall be exclusive. The parties hereto hereby waive any objection to such exclusive jurisdiction and that such courts represent and inconvenient forum.

6.13 Waiver of Trial by Jury. Each party hereby irrevocably and unconditionally waives the right to a trial by jury in any action, suit, counterclaim or other proceeding (whether based on contract, tort or otherwise) arising out of, connected with or relating to this Agreement, the transactions contemplated hereby, or the actions of the parties hereto in the negotiation, administration, performance or enforcement hereof.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

COMPANY:

MISTRAL ACQUISITION COMPANY

By:
Name:
Title:

SPONSOR:

MISTRAL SPAC HOLDINGS, LLC

By:
Name:
Title:

RAMIUS SPAC HOLDINGS, LLC

By:
Name:
Title:

INITIAL HOLDERS:

	Name:	Stephen J. Heyer

Name:

Name:

Name:

Name:

Name:

Name:

Name:

Name:

Name:

Name:

SCHEDULE I

[Names of Initial Holders]

Stephen J. Heyer

24